1 R A I T RAIT Financial Trust Investor Presentation Full Year 2012 Exhibit 99.1

R A I T
Forward Looking Statements &
Non-GAAP Financial Measures
This document and the related presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations, products, dividends, cash from investments and services and other statements that are not historical facts. Forward-
looking statements are sometimes identified by the words “may”, “will”, “should”, “potential”, “predict”, “continue”,
“project”, “guide”, or other similar words or expressions.  These forward-looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. RAIT does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors and other disclosure contained in filings by RAIT with the Securities and Exchange Commission (“SEC”), including, without limitation, RAIT’s most recent annual and quarterly reports filed with SEC. RAIT’s SEC filings are available on RAIT’s website at www.raitft.com.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”)
financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or RAIT’s most recent annual and quarterly reports.
This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of RAIT or Independence Realty Trust, Inc.

R A I T
About RAIT
RAIT Financial Trust (“RAIT”) (NYSE: RAS), is a multi-strategy commercial real estate company organized as an internally-managed REIT
Scalable commercial real estate platform with over 350 employees
$3.6 billion of assets under management
Seasoned executive team with strong real estate experience
Increased quarterly common dividend to $0.10 for the fourth quarter 2012 –
a 67% increase from the fourth quarter 2011
No corporate, unsecured, recourse debt maturities until April 2016
As of December 31, 2012

R A I T
Multi-Strategy Business Approach
Commercial real estate lender
“One Source” financing option to middle market
Comprehensive lending platform - originate, underwrite, close & service CMBS and transitional CRE loans
$1.0 billion loan portfolio
Commercial real estate owner
Maximize value of the portfolio over time through increased occupancy and rental rates
$1.0 billion portfolio (59 properties): 61% multi-family, 26% office, 8% retail and 5% other
Adds stability to the asset mix and hedge against inflation
Asset and property manager
S&P & Morningstar rated primary and special loan servicer
Full service property management capabilities
Asset Manager – earning management fees
Non-traded REIT sponsor: Scalable non-traded REIT platform
As of December 31, 2012

R A I T
Commercial Real Estate Lender
The lending opportunity
Over $1.5 trillion of CRE debt is expected to mature through 2019
(1)
Limited competition for small balance CMBS loans and short term transitional loans
Increasing CMBS activity: market expects to end 2013 with around $65 billion of issuance, approximately a 35% increase over the $48 billion issued in 2012
(2)
Equity gap drives bridge and mezzanine lending opportunities
RAIT’s goal
Capitalize on lending opportunity utilizing existing, scalable platform and internal expertise to originate and underwrite bridge, mezzanine and CMBS loans of $5 million to $30 million on multi-family, office, retail and light industrial properties
Active credit and risk management
(1) Morgan Stanley, Bloomberg LP, Foresight Analytics, Trepp and Intex
(2) Commercial Mortgage Alert

R A I T
Commercial Real Estate Lender: CMBS
CMBS loans
Funding
Funded $119.3 million and sold $98 million of CMBS loans in 2012
CMBS pipeline at approximately $740 million at March 13, 2013
CMBS loans: warehouse providers
Barclays $150 million
Citibank $100 million

R A I T
Commercial Real Estate Lender: Bridge &
Mezzanine Lending
Bridge & mezzanine lending
Funded $240.1 million in bridge and $15.4 million in mezzanine loans in 2012
Bridge and mezzanine pipeline at approximately $283 million at March 13, 2013
General terms – transitional properties
Bridge loans – floating rate, fees, approximately 6.5% - 7% coupons
Mezzanine loans - floating rate, fees, approximately 12%+ coupons
Origination and exit fees
Funding
$150 million facility with a subsidiary of Credit Suisse AG
Senior participations: regional bank participation program

Financial Trust

Fixed Rate CMBS Loan **$3,225,000** Retail Denver, CO	Fixed Rate CMBS Loan **$4,100,000** Retail Atlanta, GA	Fixed Rate CMBS Loan **$4,628,000** Industrial Memphis, TN	Fixed Rate CMBS/Mezz Loan **$11,000,000** Office Savannah, GA
Floating Rate Bridge Loan **$5,400,000** Office Fresno, CA	Floating Rate Bridge Loan **$7,250,000** Retail Nashville, TN	Fixed Rate Bridge Loan **$14,000,000** Apartments Philadelphia, PA	Fixed Rate Bridge Loan **$17,500,000** Office Dallas, TX

RAS
LISTED
NYSE

8 R A I T Commercial Real Estate Loan Examples

Financial Trust

Non-Accrual Loans (NAL)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Dec 11
Mar 12
Jun 12
Sep 12
Dec 12
NAL Unpaid Principal
% of Reported Loans

CRE Loan Loss Reserves
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
80%
70%
60%
50%
40%
30%
20%
10%
0%
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Loan Loss Reserves
% of NAL Balance

RAS LISTED NYSE

9 R A I T Risk Management: Commercial Real Estate Loan Performance As of December 31, 2012 ($ in 000s)

R A I T
Commercial Real Estate Owner
Directly owned real estate portfolio
Strategy to maximize value over time through increasing occupancy and higher rental rates
$1.0 billion of CRE properties at December 31, 2012
Portfolio is internally managed by seasoned property management professionals
5% average effective rent growth in multi-family portfolio from December 31,
2011 to December 31, 2012
Opportunistically acquire properties
RAIT subsidiary acquired Runaway Bay apartments in Indianapolis, Indiana
$15.8 million acquisition at a 6.9% cap rate; $10.2 million first mortgage at 3.59%; expected 15% internal rate of return
192 garden style apartments

R A I T
Directly Owned Commercial Real Estate
Portfolio Statistics
Net Real Estate Operating Income Average Effective Rent
(a)
a) Based on properties owned as of December 31, 2012.
b) Average effective rent is rent per unit per month.
c) Average effective rent is rent per square foot per year.
Improved Occupancy and Net Operating Income
As of December 31, 2012 unless otherwise Indicated ($ in 000s)
Q4 2012 Q4 2011
Rental income $27,089 $24,817
Real estate operating expenses 14,905 14,314
Net Real Estate Operating Income $12,184 $10,503
Average Occupancy 85.1% 83.6%
Property Type
Q4 2012 Q4 2011
% Variance
Multi-family (b)
$718 $681 5%
Office (c)
18.82 20.85 -10%
Retail (c)
12.53 9.73 29%
Investments
in Real
Estate Quantity
Number of
Properties
Average Physical Occupancy
12/31/2012 12/31/2011
Multi-family real estate properties $613,888 8,206 units 34 90.0% 88.5%
Office real estate properties 271,847 2,015,524 sq. ft. 11 72.8% 69.2%
Retail real estate properties 82,081 1,422,572 sq. ft. 4 73.2% 68.0%
Parcels of land
47,765
21.92 acres
10 – –
Total
$1,015,581 59 85.1% 83.6%

R A I T
Directly Owned Commercial Real Estate
Portfolio Statistics
(a) Based on properties owned as of  December 31, 2012.
.
Retail
8.3%
Other
5.2%
Investments in Real Estate
Property Types (a)
Central
32.0%
Investments in Real Estate
Geographic U.S. Regions
(a)
Multi-family
60.7%
Office
25.8%
West
33.8%
Southeast
28.6%
Mid -Atlantic
5.6%

R A I T
Fee Income: Asset and Property Manager
Asset management
Management fees
Manage approximately $2 billion of commercial real estate loans and $1.6 billion of U.S. real estate debt securities
S&P & Morningstar rated primary and special CRE loan servicer
Property management
Property management fees
Jupiter Communities  -
Multi-family focused
49 properties – 10,649 units
CRP Commercial Services -
Office focused
2.7 million square feet
Scalable non-traded REIT platform
Independence Realty Trust, Inc. - multi-family equity REIT
As of December 31, 2012

R A I T
2013 Opportunities for Growth & Stability
Focus on growth & stability through a multi-strategy approach:
Utilizing RAIT’s core real estate platform and management expertise to generate appropriate risk-adjusted returns by originating, underwriting and managing commercial real estate loans
Grow cash flow through accretive capital deployment
Focus on CMBS and transitional loans (bridge and mezzanine loans)
Continue to actively manage credit risk
Effectively manage RAIT’s portfolio of owned real estate to deliver increasing rental and occupancy rates while managing operating costs
Leveraging RAIT’s capabilities through non-traded REIT platform to grow fee income and assets under management

Financial Trust

2013 Projected Cash Flows
($'s in Millions)
$-
$10
$20
$30
$40
$50
$60
$70
$80
$90
CRE Loan Interest
Owned Real estate NOI
Asset Management Fees
Property Management fees- 3rd Party
CMBS Originations & Securitizations
Loan origination fees
Non-traded REITs -- Asset Management fees

RAS LISTED NYSE

R A I T
2013 Projected Cash Received from
Investments
(1)
(1) Constitutes forward-looking information.  Actual full 2013 projected cash received from investments and each individual line item presented herein, could vary significantly from the projections presented.  The above projections assume: RAIT does not raise any other capital and fully deploys capital raised from Almanac  affiliate before the end of 2013; Investment portfolios do not experience significant loan repayments; RAIT continues to receive its securitization collateral management fees and generates property management fees and loan origination fees from third parties at historical levels; RAIT’s sponsored non-traded REITs experience growth in their investment portfolios by the end of the period covered and the identified cash uses remain at historical levels.
($'s in millions, except per share amounts)
Projected In-flows 178 $  - $196
Less: CRE and Property level interest costs (52)
Less: Corporate interest and preferred dividends (35)
Less: General and administrative costs (34)       - (35)
Net cash flow available to common shareholders $57 $74
Per Share 0.95 $ 1.23 $
2013

R A I T
RAIT Highlights
Multi-strategy business approach for growth and stability
Improving cash flow and capital access
Stable and growing dividends
Integrated platform with synergistic business lines
Strong Pipeline of investment opportunities

17 R A I T Appendix

Financial Trust

	As of December 31, 2012	
	Amount	Per Share (2)
Total Shareholders' equity, as reported	$ 833,961	$ 14.15
Subtract: Liquidation value of preferred shares characterized as equity (3)	(176,321)	(2.99)
RAIT Book Value	657,640	11.16
Adjustments:		
Subtract: Taberna securitizations net effect	(492,308)	(8.36)
Add: CRE CDO derivative liabilities	68,686	1.17
Add: Accumulated depreciation and amortization	116,178	1.97
Add: Valuation of recurring collateral and property management fees	21,040	0.36
Total adjustments	(286,404)	(4.86)
Adjusted Book Value	$ 371,236	$ 6.30

RAS
LISTED
NYSE

R A I T
Adjusted Book Value
(1)
(1) Management views adjusted book value as a useful and appropriate supplement to shareholders’ equity and book value per share. The measure serves as an additional measure of our value because it facilitates evaluation of us without the effects of various items that we are required to record in accordance with GAAP but which have limited economic impact on our business. Those adjustments primarily reflect the effect of consolidated securitizations where we do not currently receive cash flows on our retained interests, accumulated depreciation and amortization, the valuation of long-term derivative instruments and a valuation of our recurring collateral and property management fees.  Adjusted book value is a non-GAAP financial measurement, and does not purport to be an alternative to reported shareholders’ equity, determined in accordance with GAAP, as a measure of book value. Adjusted book value should be reviewed in connection with shareholders’ equity as set forth in our consolidated balance sheets, to help analyze our value to investors. Adjusted book value may be defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted book value to that of other REITs.
(2) Based on 58,913,142 common shares outstanding as of December 31, 2012.
(3) Based on 3,124,288 Series A preferred shares, 2,288,465 Series B preferred shares, and 1,640,100 Series C preferred shares outstanding as of December 31, 2012, all of which have a liquidation preference of $25.00 per share.

R A I T
Recourse Debt Summary
No unsecured, recourse debt maturities until April 2016
(1) In January 2013, we prepaid the $19.4 million junior subordinated note.
(2) Assumes full exercise of holders’ 7.0% convertible senior notes redemption right in April 2016.
(3) Includes senior secured notes issued by us with an aggregate principal amount equal to $94,000 with a weighted average coupon of 7.0%, which are eliminated in consolidation
As of December 31, 2012
$-
$-
$19,381
$123,090
$47,000
$23,500
$23,500
$-
$43,771
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
2013 2014 2015 (1) 2016 (2) 2017 (3) 2018 (3) 2019 (3) 2020 Thereafter
Recourse Debt Maturities and Redemption Dates
(in 000s)

Financial Trust

	Book Value	Weighted-Average Coupon	Range of Maturities	Number of Loans	Key Statistics	Q4 2012	Q3 2012
Commercial Real Estate (CRE) Loans					Non-accrual loans	$69,080	$70,419
Commercial mortgages	$702,967	6.4%	Mar. 2013 to Jan. 2023	50	***% change***	**(2%)**	
Mezzanine loans	271,102	9.3%	Mar. 2013 to Nov. 2038	83	Reserve for losses	30,400	32,738
Preferred equity interests	63,721	9.7%	Mar. 2014 to Aug. 2025	15	***% change***	**(7%)**	
Total CRE Loans	**$1,037,790**	**7.4%**		**148**	Provision for losses	500	500
Other loans	38,570	4.9%	Nov. 2012 to Oct. 2016	2	***% change***	**(0%)**	
Total investments in loans	**$1,076,360**	**7.3%**		**150**			

RAS
LISTED
NYSE

R A I T
CRE Loan Portfolio Statistics
By Property Type (1)
(1)  Based on book value at 12/31/2012.
By Geographic Region (1)
Improved credit performance of the loan portfolio
As of December 31, 2012 unless otherwise Indicated ($ in 000s)
Office
43%
Multi-family
25%
Retail
28%
Other
4%
Central
32%
Mid Atlantic
29%
Southeast
12%
West
17%
Northeast
10%

Financial Trust

Net Operating Income (NOI)
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$10,503
$11,034
$12,053
$12,158
$12,183
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Net Operating Income (NOI)

Total Portfolio Occupancy
85.5%
85.0%
84.5%
84.0%
83.5%
83.0%
82.5%
82.0%
81.5%
83.6%
83.0%
85.0%
84.5%
85.2%
85.0%
84.9%
84.6%
85.2%
85.2%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Average Total Occupancy
Same Store Occupancy

Multifamily Portfolio Occupancy
10,000
8,000
6,000
4,000
2,000
-
93.0%
91.0%
89.0%
87.0%
85.0%
83.0%
81.0%
79.0%
77.0%
75.0%
88.5%
90.4%
91.2%
90.2%
90.1%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Units
Occupancy

Office/Retail Portfolio Occupancy
3,500,000
3,450,000
3,400,000
3,350,000
3,300,000
3,250,000
3,200,000
3,150,000
3,100,000
3,050,000
3,000,000
2,950,000
74.0%
73.0%
72.0%
71.0%
70.0%
69.0%
68.0%
67.0%
66.0%
68.7%
69.1%
70.6%
72.5%
73.0%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Square Feet
Occupancy

RAS LISTED NYSE

21 R A I T Owned Commercial Real Estate Performance As of December 31, 2012 ($ in 000s)